Fees Summary	May 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 362,250,000
Previously Paid Amount	0
Total Fee Amount	50,026.73
Total Offset Amount	(0)
Net Fee	$ 50,026.73